© 2024 Fannie Mae DRAFT Financial Supplement Q1 2024 April 30, 2024 EXHIBIT 99.2

Q1 2024 Financial Supplement 2© 2024 Fannie Mae DRAFT ▪ Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae's Form 10-Q for the quarter ended March 31, 2024 ("Q1 2024 Form 10-Q") and Form 10-K for the year ended December 31, 2023 ("2023 Form 10-K"). This presentation should be reviewed together with the Q1 2024 Form 10-Q and the 2023 Form 10-K, which are available at www.fanniemae.com in the "About Us—Investor Relations—SEC Filings" section. Information on or available through the company's website is not part of this supplement. ▪ Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although Fannie Mae generally considers this information reliable, Fannie Mae does not independently verify all reported information. ▪ Due to rounding, amounts reported in this presentation may not sum to totals indicated (i.e., 100%), or amounts shown as 100% may not reflect the entire population. ▪ Unless otherwise indicated, data is as of March 31, 2024 or for the first three months of 2024. Data for prior years is as of December 31 or for the full year indicated. ▪ Note references are to endnotes, appearing on pages 22 to 24. ▪ Terms used in presentation CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: Credit risk transfer DSCR: Weighted-average debt service coverage ratio DTI ratio: Debt-to-income ("DTI") ratio refers to the ratio of a borrower's outstanding debt obligations (including both mortgage debt and certain other long-term and significant short-term debts) to that borrower's reported or calculated monthly income, to the extent the income is used to qualify for the mortgage DUS®: Fannie Mae's Delegated Underwriting and Servicing program LTV ratio: Loan-to-value ratio MSA: Metropolitan statistical area MTMLTV ratio: Mark-to-market loan-to-value ratio, which refers to the current unpaid principal balance of a loan at period end, divided by the estimated current home price at period end OLTV ratio: Origination loan-to-value ratio, which refers to the unpaid principal balance of a loan at the time of origination of the loan, divided by the home price or property value at origination of the loan REO: Real estate owned by Fannie Mae because it has foreclosed on the property or obtained the property through a deed-in-lieu of foreclosure TCCA fees: Refers to revenues generated by the 10 basis point guaranty fee increase the company implemented on single-family residential mortgages pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 ("TCCA") and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company UPB: Unpaid principal balance

Q1 2024 Financial Supplement 3© 2024 Fannie Mae Table of Contents Overview Corporate Financial Highlights 5 Guaranty Book of Business Highlights 6 Interest Income and Liquidity Management 7 Key Market Economic Indicators 8 Single-Family Business Single-Family Highlights 10 Credit Characteristics of Single-Family Conventional Loan Acquisitions 11 Credit Characteristics of Single-Family Conventional Guaranty Book of Business 12 Single-Family Credit Risk Transfer 13 Single-Family Problem Loan Statistics 14 Single-Family Cumulative Default Rates 15 Multifamily Business Multifamily Highlights 17 Credit Characteristics of Multifamily Loan Acquisitions 18 Credit Characteristics of Multifamily Guaranty Book of Business 19 Multifamily Problem Loan Statistics 20 Endnotes Endnotes 22

© 2024 Fannie Mae Overview

Corporate Financial Highlights

Summary of Q1 2024 Financial Results

(Dollars in millions)	Q1 2024	Q4 2023	Variance	Q1 2023	Variance
Net interest income	**$7,023**	$7,732	$(709)	**$6,786**	$237
Fee and other income	**72**	66	6	**63**	9
Net revenues	**7,095**	7,798	(703)	**6,849**	246
Investment gains (losses), net	**22**	(19)	41	**(67)**	89
Fair value gains (losses), net	**480**	(99)	579	**204**	276
Administrative expenses	**(929)**	(975)	46	**(868)**	(61)
Benefit (provision) for credit losses	**180**	(116)	296	**(132)**	312
TCCA fees	**(860)**	(860)	—	**(855)**	(5)
Credit enhancement expense[1]	**(419)**	(397)	(22)	**(341)**	(78)
Change in expected credit enhancement recoveries	**63**	(25)	88	**120**	(57)
Other expenses, net[2]	**(199)**	(351)	152	**(130)**	(69)
Income before federal income taxes	**5,433**	4,956	477	**4,780**	653
Provision for federal income taxes	**(1,113)**	(1,013)	(100)	**(1,008)**	(105)
Net income	**$4,320**	$3,943	$377	**$3,772**	$548
Total comprehensive income	**$4,324**	$3,957	$367	**$3,772**	$552
Net worth	**$82,006**	$77,682	$4,324	**$64,049**	$17,957
Net worth ratio[3]	**1.9 %**	1.8 %		**1.5 %**	

Q1 2024 Key Highlights

$4.3 billion Net Income in Q1 2024, with Net Worth Reaching $82.0 billion as of March 31, 2024

Net income increased $377 million in the first quarter of 2024 compared with the fourth quarter of 2023, primarily driven by a shift to fair value gains and a shift to a benefit for credit losses, partially offset by a decrease in net interest income.

Net interest income

Net interest income decreased in the first quarter of 2024 compared with the fourth quarter of 2023 primarily driven by decreases in deferred guaranty fee income and net interest income from portfolios.

Fair value gains (losses), net

Fair values gains were $480 million in the first quarter of 2024, compared with fair value losses of $99 million in the fourth quarter of 2023. Fair value gains in the first quarter of 2024 were driven by increases in interest rates.

Benefit (provision) for credit losses

Benefit for credit losses was $180 million in the first quarter of 2024, compared with a provision of $116 million in the fourth quarter of 2023. The benefit for credit losses in the first quarter of 2024 reflects a $335 million single-family benefit for credit losses, partially offset by a $155 million multifamily provision for credit losses.

© 2024 Fannie Mae

Q1 2024 Financial Supplement 5

Q1 2024 Financial Supplement 6© 2024 Fannie Mae U P B (D ol la rs in tr illi on s) $3.6 $3.9 $4.1 $4.1 $4.1 $0.4 $0.4 $0.4 $0.5 $0.5 $3.2 $3.5 $3.6 $3.6 $3.6 2020 2021 2022 2023 Q1 2024 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 Guaranty Book of Business Highlights Outstanding Guaranty Book of Business at Period End Guaranty Book of Business Covered by a CRT Transaction U P B (D ol la rs in b ill io ns ) $76 $69 $69 $948 $904 $237 $411 $451 $378 $273 $53 $1,435 $1,424 $684 $369 $72 2020 2021 2022 2023 Q1 2024 $0 $500 $1,000 $1,500 Single-Family Home Purchases Multifamily Rental Units Single-Family Refinancings Market Liquidity Provided Total liquidity provided in the first quarter of 2024 was $72B Unpaid Principal Balance Units $53B 155K Single-Family Home Purchases $9B 36K Single-Family Refinancings $10B 89K Multifamily Rental Units U P B (D ol la rs in b illi on s) $1,056 $862 $1,219 $1,432 $1,477 $101 $112 $113 $138 $149 $955 $750 $1,106 $1,294 $1,328 2020 2021 2022 2023 Q1 2024 $0 $500 $1,000 $1,500 Outstanding UPB of single-family loans in a CRT transaction(6) Outstanding UPB of multifamily loans in a CRT transaction UPB outstanding of single-family conventional guaranty book of business(4) UPB outstanding of multifamily guaranty book of business(5)

Q1 2024 Financial Supplement 7© 2024 Fannie Mae Interest Income and Liquidity Management Components of Net Interest Income Net Worth of Fannie Mae Aggregate Indebtedness of Fannie Mae(10) Corporate Liquidity Portfolio N et In te re st In co m e (D ol la rs in b illi on s) $24.9 $29.6 $29.4 $28.8 $7.0 $11.2 $14.2 $16.1 $16.2 $4.1 $2.7 $3.1 $3.3 $3.4 $0.9 $9.1 $11.2 $7.1 $4.0 $1.9 $1.1 $2.9 $5.2 $1.3 2020 2021 2022 2023 Q1 2024 $0 $10 $20 $30 Base guaranty fee income, net of TCCA(7) Net deferred guaranty fee income(8) Base guaranty fee income related to TCCA Net interest income from portfolios & hedge impact(9) (D ol la rs in b illi on s) $14.0 $15.6 $14.2 $17.3 $14.3 $129.8 $127.2 $116.5 $110.9 $108.4 $143.8 $142.8 $130.7 $128.2 $122.7 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $50 $100 $150 (D ol la rs in b illi on s) $60.3 $52.2 $48.6 $35.8 $12.5 $21.5 $22.6 $22.0 $30.7 $60.1 $47.5 $48.2 $48.6 $47.8 $47.6 $129.3 $123.0 $119.2 $114.3 $120.2 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $50 $100 $150 Cash and cash equivalents(11) Securities purchased under agreements to resell U.S. Treasury securities Short-term debt Long-term debt (D ol la rs in b illi on s) $25.3 $47.4 $60.3 $77.7 $82.0 2020 2021 2022 2023 Q1 2024 $0 $15 $30 $45 $60 $75 $90

Q1 2024 Financial Supplement 8© 2024 Fannie Mae 30-year FRM rate(12) 30-year Fannie Mae MBS par coupon rate 10-year Treasury Rate R at e (a s of p er io d en d) 6.7% 3.9% 3.5% 3.7% 3.8% (1.1)% 5.4% 0.7% 3.1% 1.6% 2020 2021 2022 2023 Q1 2024 -5% 0% 5% 10% Key Market Economic Indicators 1.74% 2.34% 3.47% 4.20% 2.04% 3.49% 5.05% 5.60% 3.17% 4.67% 6.32% 6.79% 3/31/2021 3/31/2022 3/31/2023 3/31/2024 Top 10 States by UPB(14) State One Year Home Price Growth Rate Q1 2024 Share of Single-Family Conventional Guaranty Book CA 8.8% 19% TX 3.0% 7% FL 5.9% 6% NY 9.0% 5% WA 5.8% 4% CO 3.9% 3% NJ 13.1% 3% IL 9.3% 3% VA 9.1% 3% NC 7.3% 3% H om e P ric e G ro w th 10.4% 18.3% 7.9% 6.6% 1.7% 2020 2021 2022 2023 Q1 2024 0% 5% 10% 15% 20% Benchmark Interest Rates U.S. GDP Growth (Decline) Rate and Unemployment Rate(13) One Year Home Price Growth Rate Q1 2024(14) United States 7.4% Single-Family Home Price Growth Rate(14) Growth (decline) in GDP U.S. unemployment rate State Growth Rate: 0.00% to 2.49% 2.50% to 4.99% > 5.00%

© 2024 Fannie Mae Single-Family Business

Q1 2024 Financial Supplement 10© 2024 Fannie Mae Fannie Mae 27% Freddie Mac 26% Ginnie Mae 38% Private-label securities 9% U P B (D ol la rs in b illi on s) $3,632 $3,630 $3,636 $3,638 $3,631 46.6 46.8 47.0 47.2 47.4 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $1,000 $2,000 $3,000 $4,000 0 10 20 30 40 50 U P B (D ol la rs in b illi on s) $57 $76 $78 $62 $53 $11 $13 $11 $8 $9 51.6 52.2 54.3 54.3 54.8 $68 $89 $89 $70 $62 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $50 $100 0 10 20 30 40 50 Single-Family Highlights Q1 2024 $5,874M Net interest income $13M Investment gains, net $484M Fair value gains, net $335M Benefit for credit losses $3,607M Net income Single-Family Conventional Loan Acquisitions(4) Single-Family Conventional Guaranty Book of Business(4) Q1 2024 Single-Family Mortgage-Related Securities Share of Issuances Highlights Refinance Purchase Average charged guaranty fee on new single-family conventional acquisitions, net of TCCA fees (bps)(15) Average single-family conventional guaranty book of business Average charged guaranty fee on single-family conventional guaranty book of business, net of TCCA fees (bps)(15) • Single-family conventional acquisition volume was $62.3 billion in Q1 2024, compared with $70.1 billion in Q4 2023. • Purchase acquisition volume, of which more than 45% was for first-time homebuyers, decreased to $53.0 billion in Q1 2024 from $61.7 billion in Q4 2023. • Refinance acquisition volume was $9.3 billion in Q1 2024, an increase from $8.4 billion in Q4 2023. • The average single-family conventional guaranty book of business decreased by $6.9 billion to $3,631 billion in Q1 2024 compared with Q4 2023, driven by liquidations outpacing acquisition volumes in Q1 2024. • The single-family serious delinquency rate decreased to 0.51% as of March 31, 2024 from 0.55% as of December 31, 2023.

Q1 2024 Financial Supplement 11© 2024 Fannie Mae S ha re o f A cq ui si tio ns 30% 33% 62% 86% 85% 51% 43% 13% 4% 6%19% 24% 25% 10% 9% 2020 2021 2022 2023 Q1 2024 0% 25% 50% 75% 100% W ei gh te d- Av er ag e FI C O C re di t S co re FIC O C redit S core < 680 760 756 747 755 757 4.0% 6.0% 8.0% 6.0% 5.0% 2020 2021 2022 2023 Q1 2024 0 200 400 600 800 0% 5% 10% 15% 20% 25% Credit Characteristics of Single-Family Conventional Loan Acquisitions Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period Q1 2024 Acquisition Credit Profile by Certain Loan Features Categories are not mutually exclusive Q1 2023 Q2 2023 Q3 2023 Q4 2023 Full Year 2023 Q1 2024 OLTV Ratio > 95% Home- Ready®(18) FICO Credit Score < 680(16) DTI Ratio > 43%(17) Total UPB (Dollars in billions) $67.5 $89.2 $89.2 $70.1 $316.0 $62.3 $4.3 $3.9 $3.2 $23.0 Weighted-Average OLTV Ratio 79% 78% 78% 78% 78% 78% 97% 87% 69% 80% OLTV Ratio > 95% 6% 7% 7% 7% 6% 7% 100% 30% 2% 7% Weighted-Average FICO® Credit Score(16) 751 756 757 757 755 757 753 751 656 753 FICO Credit Score < 680(16) 6% 5% 5% 5% 6% 5% 2% 5% 100% 5% DTI Ratio > 43%(17) 38% 34% 35% 37% 36% 37% 38% 56% 40% 100% Fixed-rate 98% 99% 99% 99% 99% 99% 100% 100% 99% 99% Primary Residence 91% 92% 93% 92% 92% 92% 100% 100% 95% 93% HomeReady®(18) 4% 4% 5% 5% 4% 6% 27% 100% 6% 9% W ei gh te d- Av er ag e O LT V R at io O rigination LTV > 95% 71% 69% 75% 78% 78% 2.0% 3.0% 5.0% 6.0% 7.0% 2020 2021 2022 2023 Q1 2024 0% 20% 40% 60% 80% 100% 0% 5% 10% 15% 20% 25% Origination Loan-to-Value Ratio FICO Credit Score(16) Acquisitions by Loan Purpose Weighted-Average OLTV Ratio % OLTV > 95% Weighted-Average FICO Credit Score % FICO Credit Score < 680 Cash-out Refinance Purchase Other Refinance

Q1 2024 Financial Supplement 12© 2024 Fannie Mae S er io us D el in qu en cy R at e (% ) 2.87% 1.25% 0.65% 0.55% 0.51% 2020 2021 2022 2023 Q1 2024 0% 1% 2% 3% Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Loan Features(4)(19) As of March 31, 2024 Origination Year Certain Loan Features Categories are not mutually exclusive Overall Book 2008 & Earlier 2009-2019 2020 2021 2022 2023 2024 OLTV Ratio > 95% Home- Ready®(18) FICO Credit Score < 680(16) DTI Ratio > 43%(17) Total UPB (Dollars in billions) $3,625.6 $63.1 $825.7 $846.7 $1,069.2 $486.9 $294.8 $39.2 $176.9 $115.2 $276.1 $918.8 Average UPB $207,933 $76,879 $132,750 $240,716 $258,905 $288,711 $313,342 $322,670 $178,411 $180,086 $161,641 $232,507 Share of SF Conventional Guaranty Book 100% 2% 23% 23% 30% 13% 8% 1% 5% 3% 8% 25% Share of Loans with Credit Enhancement(20) 46% 8% 44% 30% 52% 65% 57% 41% 85% 80% 43% 52% Serious Delinquency Rate(21) 0.51% 1.91% 0.62% 0.25% 0.36% 0.62% 0.16% 0.00% 1.17% 0.95% 1.98% 0.79% Weighted-Average OLTV Ratio 73% 75% 75% 71% 70% 76% 78% 78% 101% 87% 74% 75% OLTV Ratio > 95% 5% 9% 8% 3% 3% 6% 7% 7% 100% 34% 6% 6% Weighted-Average Mark-to-Market LTV Ratio(22) 51% 29% 34% 46% 53% 68% 75% 78% 67% 65% 48% 55% Weighted-Average FICO Credit Score(16) 753 696 747 762 755 747 755 757 737 744 652 743 FICO Credit Score < 680(16) 8% 39% 11% 4% 6% 9% 5% 5% 10% 8% 100% 10% Credit Characteristics of Single-Family Conventional Guaranty Book of Business W ei gh te d- Av er ag e FI C O C re di t S co re FIC O C redit S core < 680 750 753 752 753 753 9.0% 8.1% 9.0% 8.0% 8.0% 2020 2021 2022 2023 Q1 2024 0 200 400 600 800 0% 5% 10% 15% 20% 25% W ei gh te d- Av er ag e M TM LT V 58% 54% 52% 51% 51% 0.1% 0.0%* 0.1% 0.1% 0.1% 2020 2021 2022 2023 Q1 2024 0% 10% 20% 30% 40% 50% 60% 70% 0% 0.5% 1% 1.5% 2% Mark-to-Market Loan-to-Value Ratio(22) FICO Credit Score(16) SDQ Rate(21) % MTMLTV > 100% Weighted-Average MTMLTV * Represents less than 0.05% of MTMLTV > 100% % FICO Credit Score < 680 Weighted-Average FICO Credit Score

Q1 2024 Financial Supplement 13© 2024 Fannie Mae U P B (D ol la rs in b illi on s) $86 $82 $67 $63 $213 $121 $31 $206 $290 $58 $142 $322 $187 $38 $45 $73 $57 $338 $445 $182 $205 $535 $308 $69 2018 2019 2020 2021 2022 2023 Q1 2024 $0 $200 $400 $600 Single-Family Credit Risk Transfer U P B (D ol la rs in b illi on s) $1,168 $1,257 $1,269 $1,294 $1,328 32% 34% 35% 36% 37% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $500 $1,000 $1,500 0% 10% 20% 30% 40% 2022 2023 Q1 2024 Credit Enhancement Outstanding UPB (Dollars in billions) Outstanding UPB % of Book(26) Outstanding Outstanding UPB % of Book(26) Outstanding Outstanding UPB % of Book(26) Outstanding Primary mortgage insurance and other(24) $754 21% $763 21% $759 21% Connecticut Avenue Securities(25) 726 20 843 24 860 24 Credit Insurance Risk Transfer(6) 323 9 399 11 420 12 Lender risk-sharing(25) 57 2 52 1 48 1 Less: loans covered by multiple credit enhancements (351) (10) (411) (12) (403) (12) Total single-family loans with credit enhancement $1,509 42% $1,646 45% $1,684 46% Single-Family Credit Risk Transfer Issuance by Period Single-Family Credit Risk Transfer Single-Family Loans with Credit Enhancement % Single-family conventional guaranty book of business in a CRT transaction Outstanding UPB of single-family loans in a CRT transaction(6) Lender risk-sharing Connecticut Avenue Securities Credit Insurance Risk Transfer

Q1 2024 Financial Supplement 14© 2024 Fannie Mae U P B (D ol la rs in b illi on s) N um ber of Loan W orkouts $5.3 $8.4 $16.6 $7.3 $56.0 $62.1 $18.4 $11.2 299.2K 342.7K 167.3K 85.0K 25.8K 2020 2021 2022 2023 Q1 2024 $0 $20 $40 $60 $80 $100 0K 50K 100K 150K 200K 250K 300K R E O E nd in g In ve nt or y (U ni ts in th ou sa nd s) 8 7 9 8 8 2020 2021 2022 2023 Q1 2024 0 5 10 Single-Family Problem Loan Statistics State Serious Delinquency Rate(21) Average Months to Foreclosure(27) CA 0.39% 21 TX 0.59% 21 FL 0.68% 60 NY 0.85% 58 WA 0.37% 27 CO 0.32% 17 NJ 0.57% 47 IL 0.69% 29 VA 0.36% 45 NC 0.39% 34 Single-Family Serious Delinquency Rate by State as of March 31, 2024(21) Top 10 States by UPB Single-Family Loan Workouts(28) Single-Family REO Ending Inventory Less than 0.50% 0.76% to 0.99% 0.50% to 0.75% 1.00% and above Other(29) Total Loan Workouts Modifications Payment Deferrals $35.3 $71.4 $62.9 $19.0 $6.1 State SDQ Rate:

Q1 2024 Financial Supplement 15© 2024 Fannie Mae Time Since Beginning of Origination Year C um ul at iv e D ef au lt R at e 2004* 2005* 2006* 2007* 2008* 2009** 2010** 2011** 2012** 2013** 2014** 2015** 2016** 2017** 2018** 2019** 2020** 2021** 2022** 2023** 2024** Y r1 Y r2 Y r3 Y r4 Y r5 Y r6 Y r7 Y r8 Y r9 Y r1 0 Y r1 1 Y r1 2 Y r1 3 Y r1 4 Y r 1 5 Y r 1 6 Y r 1 7 Y r 1 8 Y r 1 9 Y r 2 0 Y r 2 1 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% Single-Family Cumulative Default Rates Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year(30) * Loans originated prior to 2009 represent only 2% of the single-family conventional guaranty book of business as of March 31, 2024. ** As of March 31, 2024, cumulative default rates on the loans originated in each individual year from 2009-2024 were less than 1%. 2007 2009 2006 201020112012 2004 2008 2005

© 2024 Fannie Mae Multifamily Business

Q1 2024 Financial Supplement 17© 2024 Fannie Mae U P B (D ol la rs in b illi on s) $445.4 $454.7 $464.7 $470.4 $476.9 78.1 77.4 76.8 76.1 75.8 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $150 $300 $450 0 25 50 75 U P B (D ol la rs in b illi on s) $10.2 $15.1 $16.4 $11.2 $10.1 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $5 $10 $15 $20 $25 Multifamily Highlights Q1 2024 $1,149M Net interest income $17M Fee and other income $(155)M Provision for credit losses $105M Change in expected credit enhancement recoveries $713M Net income Multifamily New Business Volume Multifamily Guaranty Book of Business(5) Multifamily Credit Risk Transfer Highlights U P B (D ol la rs in b illi on s) 25.1 25.0 24.8 48.5 48.3 86.3 91.9 90.6 89.5 100.3 25% 26% 25% 29% 31% $111.4 $116.9 $115.4 $138.0 $148.6 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 $0 $25 $50 $75 $100 $125 $150 10% 20% 30% 40% Average charged guaranty fee on multifamily guaranty book of business (in bps) at period end UPB outstanding of multifamily guaranty book of business UPB outstanding of multifamily loans in a Multifamily Connecticut Avenue SecuritiesTM transaction % Multifamily guaranty book in a Multifamily CRT transaction UPB outstanding of multifamily loans in a Multifamily CIRT transaction • New multifamily business volume was $10.1 billion in the first quarter of 2024, compared with $11.2 billion in the fourth quarter of 2023. • The multifamily guaranty book of business grew by 1% in 2024 to $476.9 billion driven by the company's acquisitions combined with low prepayment volumes due to the high interest rate environment. • The average charged guaranty fee on the multifamily guaranty book declined slightly to 75.8 basis points as of March 31, 2024, primarily due to lower average charged fees on the company's 2024 acquisitions as compared with the existing loans in the multifamily guaranty book of business. • The multifamily serious delinquency rate decreased to 0.44% as of March 31, 2024, compared with 0.46% as of December 31, 2023.

Q1 2024 Financial Supplement 18© 2024 Fannie Mae S ha re o f A cq ui si tio ns 93% 89% 78% 99% 100% 7% 11% 22% 2020 2021 2022 2023 Q1 2024 0% 20% 40% 60% 80% 100% Credit Characteristics of Multifamily Loan Acquisitions Certain Credit Characteristics of Multifamily Loans by Acquisition Period(5) Categories are not mutually exclusive 2020 2021 2022 2023 Q1 2024 Total UPB (Dollars in billions) $76.0 $69.5 $69.2 $52.9 $10.1 Weighted-Average OLTV Ratio 64% 65% 59% 59% 62% Loan Count 5,051 4,203 3,572 2,812 552 % Lender Recourse(31) 99% 100% 100% 100% 100% % DUS(32) 99% 99% 99% 99% 99% % Full Interest-Only 38% 40% 53% 63% 51% Weighted-Average OLTV Ratio on Full Interest-Only Acquisitions 58% 59% 56% 57% 58% Weighted-Average OLTV Ratio on Non-Full Interest-Only Acquisitions 68% 68% 63% 63% 65% % Partial Interest-Only(33) 50% 50% 39% 32% 40% S ha re o f A cq ui si tio ns 29% 27% 14% 6% 12% 70% 72% 86% 93% 88% 2020 2021 2022 2023 Q1 2024 0% 20% 40% 60% 80% 100% $0.6B $0.5B $0.4B $0.4B$0.4B $0.4B $0.3B $0.3B $0.3B $0.3B Share of Acquisitions: 38.6% Total Top 10 UPB: $3.9B Origination Loan-to-Value Ratio(5) Top 10 MSAs by Q1 2024 Acquisition UPB(5) Acquisitions by Note Type(5) % OLTV ratio less than or equal to 70% % OLTV ratio greater than 70% and less than or equal to 80% % OLTV ratio greater than 80% Fixed-rate Variable-rate Philadelphia Seattle Los Angeles San Jose Dallas Washington DC Denver Atlanta New York Austin

Q1 2024 Financial Supplement 19© 2024 Fannie Mae Certain Credit Characteristics of Multifamily Guaranty Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment(5) As of March 31, 2024 Acquisition Year Asset Class or Targeted Affordable Segment Categories are not mutually exclusive Overall Book 2016 & Earlier 2017-2020 2021 2022 2023 2024 Conventional /Co-op(38) Seniors Housing(38) Student Housing(38) Manufactured Housing(38) Affordable(39) Total UPB (Dollars in billions) $476.9 $61.0 $219.1 $65.8 $67.8 $53.1 $10.1 $425.4 $16.0 $13.8 $21.7 $57.5 % of Multifamily Guaranty Book 100% 13% 46% 14% 14% 11% 2% 89% 3% 3% 5% 12% Loan Count 29,137 5,814 12,481 3,968 3,512 2,809 553 26,106 562 541 1,928 3,951 Average UPB (Dollars in millions) $16.4 $10.5 $17.6 $16.6 $19.3 $18.9 $18.3 $16.3 $28.5 $25.5 $11.3 $14.5 Weighted-Average OLTV Ratio 63% 66% 65% 64% 59% 59% 62% 63% 65% 65% 61% 67% Weighted-Average DSCR(34) 2.0 2.0 2.1 2.3 1.7 1.6 1.6 2.0 1.4 1.8 2.2 1.8 % with DSCR Below 1.0(34) 4% 7% 4% 3% 7% —%* —% 3% 35% 6% 1% 6% % Fixed Rate 91% 86% 94% 92% 79% 99% 100% 92% 63% 82% 93% 87% % Full Interest-Only 42% 28% 37% 41% 54% 63% 51% 43% 15% 35% 40% 29% % Partial Interest-Only(33) 46% 46% 52% 49% 38% 31% 40% 45% 65% 59% 47% 46% % Small Balance Loans(35) 48% 67% 45% 44% 38% 40% 44% 48% 21% 35% 66% 54% Serious Delinquency Rate(36) 0.44% 0.99% 0.55% 0.13% 0.11% 0.27% —% 0.20% 7.00% 0.76% 0.12% 0.07% % Criticized(37) 7% 7% 7% 6% 15% 1% —% 6% 44% 8% 3% 8% * represents less than 0.5% Credit Characteristics of Multifamily Guaranty Book of Business $39.0B $29.1B $20.7B $18.6B $13.9B $12.6B $12.4B $12.2B $11.5B $11.5B Share of Book of Business: 38.0% Total Top 10 UPB: $181.5B $7.6B $16.6B $31.5B $33.3B $178.3B $165.7B $43.9B Total UPB: $476.9B UPB by Maturity Year As of March 31, 2024(5) Top 10 MSAs by UPB As of March 31, 2024(5) Certain Credit Characteristics of Guaranty Book(5) New York Dallas Seattle Denver Los Angeles Atlanta Phoenix Washington D.C. Chicago San Francisco 2024 2026 2028 - 2030 2025 2027 2031 - 2033 Other W ei gh te d- Av er ag e D S C R W eighted-Average O LTV R atio 2.0 2.1 2.2 2.0 2.0 66% 65% 64% 63% 63% 2020 2021 2022 2023 Q1 2024 0.0 1.0 2.0 0% 10% 20% 30% 40% 50% 60% 70% Weighted-Average DSCR(34) Weighted-Average OLTV Ratio

Q1 2024 Financial Supplement 20© 2024 Fannie Mae S er io us D el in qu en cy R at e P ercent C riticized0.30% 0.63% 0.71% 0.59% 0.24% 0.10% 0.05% 0.07% 0.05% 0.11% 0.06% 0.04% 0.98% 0.42% 0.24% 0.46% 0.44% 11% 30% 27% 23% 12% 5% 4% 3% 2% 2% 3% 2% 3% 5% 6% 7% 7% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 0.0% 0.3% 0.6% 0.9% 1.2% —% 10% 20% 30% Multifamily Problem Loan Statistics 1.0% 0.3% 0.1% —%* —% * 0.1% 0.9% 0.2% 0.1% 0.2% 0.1% 0.1% —% * —% * —%* —%* —% 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 0% 1% Serious Delinquency Rate(36) and Percent Criticized(37) Cumulative Total Credit Loss Rate, Net by Acquisition Year Through Q1 2024(40) * Represents less than 0.05% of cumulative total credit loss rate, net by acquisition year R ea l E st at e O w ne d (N um be r o f P ro pe rti es ) 29 83 222 260 128 118 62 12 13 11 16 12 14 31 28 61 72 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Q1 2024 0 50 100 150 200 250 300 REO Ending Inventory Serious Delinquency Rate Percent Criticized

© 2024 Fannie Mae Endnotes

Q1 2024 Financial Supplement 22© 2024 Fannie Mae (1) Consists of costs associated with freestanding credit enhancements, which primarily include the company's Connecticut Avenue Securities® and Credit Insurance Risk TransferTM programs, enterprise-paid mortgage insurance, and certain lender risk-sharing programs. (2) Other expenses, net are comprised of debt extinguishment gains and losses, expenses associated with legal claims, foreclosed property income (expense), gains and losses from partnership investments, housing trust fund expenses, loan subservicing costs, and servicer fees paid in connection with certain loss mitigation activities. (3) Calculated based upon net worth divided by total assets outstanding at the end of the period. (4) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae and (b) single-family conventional mortgage loans underlying Fannie Mae MBS other than loans underlying Freddie Mac securities that Fannie Mae has resecuritized. It excludes non-Fannie Mae single-family mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. Conventional refers to mortgage loans and mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (5) The multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; and (c) other credit enhancements that the company provided on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in the retained mortgage portfolio for which Fannie Mae does not provide a guaranty. (6) Includes mortgage pool insurance transactions. (7) Base guaranty fee income, net of TCCA, is interest income from the guaranty book of business excluding the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of 2011 and as extended by the Infrastructure Investment and Jobs Act, the incremental revenue from which is paid to Treasury and not retained by the company. (8) "Deferred guaranty fee income" refers to income primarily from the upfront fees that the company receives at the time of loan acquisition related to single-family loan-level price adjustments or other fees the company receives from lenders, which are amortized over the contractual life of the loan. Deferred guaranty fee income also includes the amortization of cost basis adjustments on mortgage loans and debt of consolidated trusts that are not associated with upfront fees. In Forms 10-K, Forms 10-Q and Financial Supplements related to periods ending prior to December 31, 2023, the company referred to "deferred guaranty fee income" as "amortization income." (9) Net interest income from portfolios consists of: interest income from assets held in the company's retained mortgage portfolio and corporate liquidity portfolio; interest income from other assets used to support lender liquidity; and interest expense on the company's outstanding corporate debt and Connecticut Avenue Securities® debt. For purposes of this Financial Supplement chart, income (expense) from hedge accounting is included in the "net interest income from portfolios & hedge impact" category; however, the company does not consider income (expense) from hedge accounting to be a component of net interest income from portfolios. The company had $251 million in hedge accounting expense for the three months ended March 31, 2024. (10) Reflects the company's aggregate indebtedness at the end of each period presented measured in unpaid principal balance and excludes effects of cost basis adjustments and debt of consolidated trusts. (11) Cash equivalents are composed of overnight repurchase agreements and U.S. Treasuries, if any, that have a maturity at the date of acquisition of three months or less. (12) Refers to the U.S. weekly average fixed-rate mortgage rate according to Freddie Mac's Primary Mortgage Market Survey®. These rates are reported using the latest available data for a given period. (13) U.S. Gross Domestic Product ("GDP") annual growth (decline) rates for periods prior to 2024 are based on the annual "percentage change from fourth quarter to fourth quarter one year ago" calculated by the Bureau of Economic Analysis and are subject to revision. GDP rate for Q1 2024 is the annualized GDP rate based on the First Quarter 2024 (Advance Estimate) published by the Bureau of Economic Analysis on April 25, 2024. Endnotes

Q1 2024 Financial Supplement 23© 2024 Fannie Mae Endnotes (14) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of March 2024. Including subsequent data may lead to materially different results. Home price growth rate is not seasonally adjusted. UPB estimates are based on data available through the end of March 2024, and the top 10 states are reported by UPB in descending order. One-year home price growth rate is for the 12-month period ending March 31, 2024. (15) Represents, on an annualized basis, the sum of the base guaranty fees charged during the period for the company's single-family conventional guaranty arrangements plus the recognition of any upfront cash payments relating to these guaranty arrangements based on an estimated average life at the time of acquisition. Excludes the impact of a 10 basis point guaranty fee increase implemented pursuant to the TCCA, the incremental revenue from which is paid to Treasury and not retained by the company. (16) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (17) Excludes loans for which this information is not readily available. From time to time, the company revises its guidelines for determining a borrower's DTI ratio. The amount of income reported by a borrower and used to qualify for a mortgage may not represent the borrower's total income; therefore, the DTI ratios reported may be higher than borrowers' actual DTI ratios. (18) Refers to HomeReady® mortgage loans, a low down payment mortgage product offered by the company that is designed for creditworthy low-income borrowers. HomeReady allows up to 97% loan-to-value ratio financing for home purchases. The company offers additional low down payment mortgage products that are not HomeReady loans; therefore, this category is not representative of all high LTV ratio single-family loans acquired or in the single-family conventional guaranty book of business for the periods shown. See the "OLTV Ratio > 95%" category for information on the single-family loans acquired or in the single-family conventional guaranty book of business with origination LTV ratios greater than 95%. (19) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in the single-family conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (20) Percentage of loans in the single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for Fannie Mae's compensation to some degree in the event of a financial loss relating to the loan. (21) Single-family SDQ rate refers to single-family loans that are 90 days or more past due or in the foreclosure process, expressed as a percentage of the company’s single-family conventional guaranty book of business, based on loan count. Single-family SDQ rate for loans in a particular category refers to SDQ loans in the applicable category, divided by the number of loans in the single-family conventional guaranty book of business in that category. (22) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property at period end, which the company calculates using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (23) Intentionally left blank. (24) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions unless such loans are also covered by primary mortgage insurance. (25) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing transactions. (26) Based on the unpaid principal balance of the single-family conventional guaranty book of business as of period end. (27) Measured from the borrowers' last paid installment on their mortgages to when the related properties were added to the company's REO inventory for foreclosures completed during the three months ended March 31, 2024. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation.

Q1 2024 Financial Supplement 24© 2024 Fannie Mae (28) This chart does not include loans in an active forbearance arrangement, trial modifications, loans to certain borrowers who have received bankruptcy relief and repayment plans that have been initiated but not completed. There were approximately 18,000 loans in a trial modification period that was not complete as of March 31, 2024. (29) Includes repayment plans and foreclosure alternatives. Repayment plans reflect only those plans associated with loans that were 60 days or more delinquent. Beginning with the year ended December 31, 2020, completed forbearance arrangements are excluded. (30) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of March 31, 2024 is not necessarily indicative of the ultimate performance of the loans and performance may change, perhaps materially, in future periods. (31) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (32) Under the Delegated Underwriting and Servicing ("DUS") program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, underwrite, close and service most loans without a pre-review by the company. (33) Includes any loan that was underwritten with an interest-only term less than the term of the loan, regardless of whether it is currently in its interest-only period. (34) Estimates of current DSCRs are based on the latest available income information covering a 12 month period, from quarterly and annual statements for these properties including the related debt service. When an annual statement is the latest statement available, it is used. When operating statement information is not available, the underwritten DSCR is used. Co-op loans are excluded from this metric. (35) Small balance loans refers to multifamily loans with an original unpaid principal balance of up to $9 million nationwide. Fannie Mae changed its definition of small multifamily loans in Q3 2023 to increase the loan amounts from up to $6 million nationwide to up to $9 million nationwide. The updated definition has been applied to all loans in the current multifamily guaranty book of business, including loans that were acquired under previous small loan definitions. This metric is presented based on loan count rather than unpaid principal balance. (36) Multifamily serious delinquency rate refers to multifamily loans that are 60 days or more past due, expressed as a percentage of the company’s multifamily guaranty book of business, based on unpaid principal balance. Multifamily serious delinquency rate for loans in a particular category (such as acquisition year, asset class or targeted affordable segment), refers to seriously delinquent loans in the applicable category, divided by the unpaid principal balance of the loans in the multifamily guaranty book of business in that category. (37) Criticized loans represent loans classified as "Special Mention," "Substandard" or "Doubtful." Loans classified as "Special Mention" refers to loans that are otherwise performing but have potential weaknesses that, if left uncorrected, may result in deterioration in the borrower’s ability to repay in full. Loans classified as "Substandard" have a well-defined weakness that jeopardizes the timely full repayment. "Doubtful" refers to a loan with a weakness that makes collection or liquidation in full highly questionable and improbable based on existing conditions and values. (38) See https://multifamily.fanniemae.com/financing-options for definitions. Loans with multiple product features are included in all applicable categories. (39) Represents Multifamily Affordable Housing loans, which are defined as financing for properties that are under an agreement that provides long-term affordability, such as properties with rent subsidies or income restrictions. (40) Cumulative net credit loss rate is the cumulative net credit losses (gains) through March 31, 2024 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans that were acquired in the applicable period. Net credit losses include expected benefit of freestanding loss-sharing arrangements, primarily multifamily DUS lender risk-sharing transactions. Credit loss rate for 2014 acquisitions was primarily driven by the write-off of a seniors housing portfolio in Q1 2023. Endnotes